NYSE: ATG
www.aglresources.com
American Gas Association
Financial Forum
Scottsdale, Arizona
May 2006

Important Note to Investors:
Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may," "plan," "predict,"
"project,” "future," "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL
Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

Important Note to Investors:
Non-GAAP Measures
            Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP (accounting principles generally accepted in the <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />United States of America) financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.

            Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.

            EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company. <?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

Company Profile	
Assets	$5.7 billion
Customers	2.2 million
Market Capitalization	$2.8 billion
Employees	2,400
Distribution Pipeline	45,000 miles
Salt-Dome Storage	10 Billion cubic feet (Bcf)*
Liquefied Natural Gas	5 facilities
Regulatory Jurisdictions	6 States and FERC**

TEXAS
TENNESSEE
VIRGINIA
GEORGIA
FLORIDA
Atlanta Gas Light Service Area
Chattanooga Gas Service Area
Elizabethtown Gas Service Area
Elkton Gas Service Area
Florida City Gas Service Area
Virginia Natural Gas Service Area
AGL Resources Headquarters
AGL Networks Service Area
Sequent Energy Management
Jefferson Island Storage & Hub
LNG Facilities

Virginia Joint-Use Pipeline
AGL Resources
MARYLAND
*Jefferson Island Storage & Hub current
total capacity; working gas capacity is
7.2 Bcf.
**FERC does not regulate rates for AGL
Resources’ six utility jurisdictions.
NEW JERSEY

4%
11%
15%
70%
Distr. Ops.
SouthStar
Sequent
Investments

5%
3%
6%
86%
Distr. Ops.
SouthStar
Sequent
Investments

AGL Resources

2005 EBIT
If SouthStar is considered part of the regulated business, 85% of earnings, and more than 90% of assets, are in regulated operations
2005 Assets*
*As of December 31, 2005.
Strong Base of Regulated Earnings and Assets

[redacted]

[redacted]

$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$1.36
$1.67
$1.84
$2.03
$2.30
$2.50
$2.55
$0.10
2000A
2001A
2002A
2003A
2004A
2005A
2006P

AGL Resources

2000 – 2006 EPS
(Calendar Year)
2006
Guidance:
$2.55 - $2.65
CAGR EPS 2000-2005: 12.3%
Consistent Track Record of Growing
Earnings

In $ millions, except per share amounts	Three Months Ended March 31, 2006	
	2006	2005
Operating Income	$228	$181
Earnings Before Income Taxes	$177	$143
Income Taxes	$67	$55
Net Income	$110	$88
Earnings Per Basic Share	$1.42	$1.15
Earnings Per Diluted Share	$1.41	$1.14

AGL Resources

•
25% net income increase
•
1-million share increase in weighted average basic shares outstanding
•
Increase driven by strong contributions from Wholesale Services and
Retail Energy Operations segments
Strong 1Q 2006 Performance

EBIT By Segment

In $ millions, except per share amounts

	Three Months Ended March 31, 2006	
	2006	2005
Distribution Operations	$ 123	$ 123
Retail Energy Operations	54	40
Wholesale Services	32	4
Energy Investments	2	5
Corporate	(4)	(3)
Total EBIT	$ 207	$ 169

AGL Resources

•
Distribution Operations – lower expenses helped offset impacts of bad debt and conservation (O&M per customer declined 10%)
•
Retail Energy Operations – strong asset management results
•
Wholesale Services – significant margin-capture opportunities in volatile market
Note:  EBIT is a non-GAAP measure. Reconciliation of non-GAAP financial measures referenced in this presentation and the
company’s first-quarter 2006 earnings press release are available on the company's Web site at www.aglresources.com under the
Investor Relations section.
1Q 2006 Earnings Contribution By Segment

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,766
$1,647
$1,175
$1,114
NUI 2004
NUI 2005
Total 2004
Total 2005

1,400
1,200
1,000
800
600
400
200
0
456
912
1,038
1,092
NUI 2004
NUI 2005
Total 2004
Total 2005

AGL Resources

NUI Acquisition Results
•
Accretive to earnings within 9 months
•
Consolidated all primary corporate (HR,
finance/accounting, etc.) and operational
functions (call center, dispatch, etc.)
•
Divested appliance businesses in New
Jersey and Florida
•
Sold Saltville interest, Virginia Gas
Distribution and UBS (billing services)
•
Sequent manages NUI assets
•
Brought NUI utility operating metrics to
a level more in line with our other
franchises
•
Developing scalable integration model
to apply to future growth opportunities
Net Cost Per New Meter
Customers Per Employee
Track Record of Business Process
Improvement and Integration Success

	Atlanta Gas Light Company	Virginia Natural Gas	Elizabethtown Gas Company	Florida City Gas	Chattanooga Gas Company	Elkton Gas
Most Recent Decision	04/29/05	10/25/96	11/22/02	02/19/04	10/01/04	06/04/92
Authorized ROE	10.9%	10.9%	10%	11.25%	10.20%	12.5%
PBR	5 years	Proposed PBR	5 years	Traditional	Traditional	Traditional
Expires	05/01/10	01/01/11*	01/01/10
Sharing	Rate Freeze	Rate Freeze*	Rate Freeze through 2009 Over 11% shared 75%/ 25% between Customer/Company for 2008 and 2009
* VNG Proposal as filed and supported by parties of the settlement
Continued Regulatory Stability
Recent Developments:
•
Georgia
–
Sequent Asset Management agreement extended through March 2008
•
Virginia
–
Sequent Asset Management agreement extended through March 2009
–
Ongoing PBR proceeding – Hearing examiner recommendation and
Commission decision expected in 2Q 2006

Others
10%
GNG
35%
Marketer C
12%
Marketer B
15%
Marketer A
28%

AGL Resources

•
One of the largest deregulated retail natural
gas companies in the U.S., with a strong
portfolio of pipeline and storage assets in
the Southeast
•
Serves more than one-half million (536,000)
residential, commercial and industrial
customers
•
Largest Georgia marketer with 35% market
share
•
Consistently among the lowest-priced
marketers in the Georgia market
•
Bad debt expense has consistently been
less than 1% of total revenues in recent
years; 1Q 2006 level was 1.3%, a
manageable level
•
Scalable model that could be applied in
other retail markets
•
Operates in a four-state region
including GA, TN, NC and SC
•
Operates under the following
trade names:
▪
GA – Georgia Natural Gas
▪
SC, NC – Piedmont Energy
▪
TN – SouthStar Energy
SouthStar Energy Services

BB+ and below
4%
BBB+ to BBB-
50%
A- or Higher
46%

Banking
6%
Other
1%
Chemical
5%
Manufacturing
6%
NG Utility
34%
NG Distribution
8%
Oil & Gas
7%
Electric Utility and Diversified
33%

EBIT Contribution
($ millions)
$60
$50
$40
$30
$20
$10
$0
$7
$9
$20
$24
$49
2001
2002
2003
2004
2005

AGL Resources

Counterparty Credit
Ratings
As a Percent of Credit
Exposure
Business Focus
•
Asset Management/Origination
•
Trading/Marketing
•
Producer Services
Market Focus
•
Primary markets include the Southeast,
Mid-West, Mid-Atlantic and Northeast
regions
Key Characteristics
•
Low-risk arbitrage business with net flat
book
•
Single commodity: natural gas
•
Strong portfolio credit quality –
weighted-average rating of A-
•
Volatility-driven earnings upside
Note: Ratings include
internally assigned
ratings
for non-rated
counterparties.
Credit Exposure by
Counterparty Type
Sequent Energy Management

Three Dimensional Sonar Survey

1500 Ft
250 Ft

Transcontinental Gas Pipeline Corp
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
IN
KY
WV
VA
NC
TN
SC
OK
AR
MS
AL
GA
TX
LA
FL
Henry Hub
JISH
Gulf of Mexico

AGL Resources

Jefferson Island Expansion on Track
Jefferson Island Storage & Hub
(JISH)
•
Acquired October 2004
•
Salt-cavern storage facility 10
miles NE of Henry Hub
•
Working gas capacity of 7.2
MMDth
•
Accretive to earnings immediately
•
Fully subscribed – diverse portfolio
•
Expanding to 19.2 MMDth through
construction of two additional
caverns – capital cost of up to
$160 million
•
Construction process has begun
•
Third cavern is subscribed upon
commercial operation

AGL Resources
Company Profile
Assets
Customers
Employees
Regulatory Jurisdictions
6 States and FERC**
TEXAS
Sequent Energy Management

AGL Resources

Where Are the Growth Opportunities?
•
Medium- to large-scale urban LDC franchises
–
Scalable operations (customer density)
–
Significant operational improvement
opportunities
–
Regulatory bias is toward under-earning
companies
–
Reasonable regulatory environment
–
Geographic fit
•
Peaking/storage investments
–
Incremental storage capacity to serve
growing market demand
–
Pipeline assets
–
LNG
•
Financial bias is toward companies that are:
–
Selling at relatively low multiple of rate base
•
Can only earn on rate base
•
Reduces goodwill allotment
•
Most modern transactions at 1.5 to 1.9
times
–
Selling at a reasonable multiple of cash flow
and earnings

Select Gas Storage Facilities
Existing
Proposed
Jefferson Island Storage Hub
Gulf Coast LNG Terminals
Interstate Pipelines
ANR Pipeline Co.
Columbia Gulf Transmission Co.
Florida Gas Transmission Co.
Gulf South Pipeline Co., LP
Natural Gas Pipeline Co. of America
Sabine Pipe Line, LLC
Southern Natural Gas Co.
Tennessee Gas Pipeline Co.
Texas Eastern Transmission Corp.
Transcontinental Gas Pipe Line Corp.
Trunkline Gas Co., LLC
Trunkline LNG Co., LLC
Proposed Gulf Coast Pipelines
CEGT Pipeline
Cameron Pipeline
Duke Perryville SE Pipeline
El Paso Continental Connector
Enterprise East Coast Express
Exxon Mobil Pipeline
Gulf South East Texas
Gulf South Florida
Gulf South Mississippi Pipeline
O Henry (Enbridge)
Port Arthur Pipeline
Trunkline Texas Expansion
TEXAS
ARKANSAS
LOUISIANA
MISSISSIPPI
ALABAMA
Gulf of Mexico
Jefferson Island
FREEPORT LNG
CORPUS CHRISTI
VISTA DEL SOL LNG
INGLESIDE ENERGY CENTER
PORT ARTHUR
SABINE PASS
GOLDEN PASS LNG
CAMERON LNG
AGL Resources

AGL Resources, GIS Support Services, March 2006

Gulf Coast Infrastructure Opportunities

$500
$400
$300
$200
$100
$0
FFO
70
113
36
45
75
169
40
95
101
226
23
47
114
22
172
39
10
30
117
30
178
22
4
31
121
30
180
51
2
38
125
30
177
7
5
45
2003
2004
2005
2006P
2007P
2008P
2009P
PRP
ERC
JISH Expansion
Other CapEx
Share Buybacks/Sale of Common Stock
Dividends*

AGL Resources

Excess cash
available for
growth, dividend
increases or debt
pay-down
2005-2009P FFO
CAGR = 4.6%
*Assumes $0.04 dividend increase
2007-2009
($MM)
Significant Future Cash Flow Generation

Total Shareholder Return
100%
80%
60%
40%
20%
0%
91%
53%
14%
54%
37%
51%
Five-Year Total Return
Three-Year Total Return
ATG
Peer Group
S&P 500

Price/Estimated EPS
20
16
12
8
4
P/E (x)
13.9
16.3
13.4
15.3
2006
2007
ATG
Peer Group

AGL Resources

Source:  Thomson Financial and Bloomberg;
P/E data as of May 5, 2006; total return data
as of April 30, 2006.
Strong Performance … Still Undervalued

AGL Resources in 2006
•
Low-risk platform provides strong foundation for growth
•
Track record of performance through superior execution
•
Constructive regulatory and legislative environments
•
Solid, stable and sustainable earnings growth
•
Future earnings and cash flow visibility
•
Value-oriented investment